Banc of America Securities [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                 RASC 2003-KS10

                            COLLATERAL SUMMARY REPORT


Banc of America Securities
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

1.      FICO RANGES BY 10 - GROUP II A

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RANGE OF    NUMBER            PERCENT                   WEIGHTED
CREDIT        OF                 OF    AVERAGEWEIGHTED   AVERAGE
SCORES      MORTGAGEPRINCIPAL PRINCIPALPRINCIPAVERAGE LOAN-TO-VALUE
             LOANS   BALANCE  BALANCE  BALANCE FICO       RATIO
====================================================================
====================================================================
500 - 509        12 $1,618,339   0.28% $134,862   505        73.72%
====================================================================
====================================================================
510 - 519        19 2,478,457     0.44 130,445    515         72.61
====================================================================
====================================================================
520 - 529        63 7,863,631     1.38 124,820    526         74.40
====================================================================
====================================================================
530 - 539        81 10,661,067    1.87 131,618    534         74.50
====================================================================
====================================================================
540 - 549       174 22,592,268    3.97 129,841    545         76.47
====================================================================
====================================================================
550 - 559       150 20,523,235    3.61 136,822    555         77.73
====================================================================
====================================================================
560 - 569       249 33,350,948    5.86 133,940    564         81.34
====================================================================
====================================================================
570 - 579       231 29,964,328    5.27 129,716    575         79.96
====================================================================
====================================================================
580 - 589       262 35,065,360    6.17 133,837    584         82.29
====================================================================
====================================================================
590 - 599       286 37,697,418    6.63 131,809    594         81.35
====================================================================
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600 - 609       386 53,942,573    9.49 139,748    604         84.27
====================================================================
====================================================================
610 - 619       337 48,089,403    8.46 142,699    614         83.20
====================================================================
====================================================================
620 - 629       352 50,579,380    8.89 143,691    625         83.40
====================================================================
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630 - 639       304 43,881,442    7.72 144,347    634         82.87
====================================================================
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640 - 649       249 36,461,743    6.41 146,433    645         83.80
====================================================================
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650 - 659       242 36,287,888    6.38 149,950    654         83.13
====================================================================
====================================================================
660 - 669       179 27,098,536    4.77 151,388    664         84.36
====================================================================
====================================================================
670 - 679       129 19,049,621    3.35 147,671    674         83.28
====================================================================
====================================================================
680 - 689        71 11,021,942    1.94 155,239    684         82.79
====================================================================
====================================================================
690 - 699        64 9,649,173     1.70 150,768    694         82.24
====================================================================
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700 - 709        48 6,920,160     1.22 144,170    705         84.25
====================================================================
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710 - 719        37 5,172,702     0.91 139,803    714         83.85
====================================================================
====================================================================
720 - 729        24 3,764,026     0.66 156,834    725         81.93
====================================================================
====================================================================
730 - 739        24 4,055,495     0.71 168,979    735         85.07
====================================================================
====================================================================
740 - 749        18 2,392,325     0.42 132,907    744         85.33
====================================================================
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750 - 759        23 3,062,592     0.54 133,156    755         82.39
====================================================================
====================================================================
760 or           34 5,402,325     0.95 158,892    777         83.67
greater
====================================================================
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TOTAL:        4,048 $568,646,37100.00% $140,476   617        82.11%
====================================================================



    2. FICO RANGES BY 10 - GROUP II B

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RANGE OF    NUMBER
                              PERCENT                   WEIGHTED
CREDIT        OF                 OF    AVERAGEWEIGHTED   AVERAGE
SCORES      MORTGAGEPRINCIPAL PRINCIPALPRINCIPAVERAGE LOAN-TO-VALUE
             LOANS   BALANCE  BALANCE  BALANCE FICO       RATIO
====================================================================
====================================================================
N/A              17 $1,276,948   0.22% $75,115      0        66.17%
====================================================================
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499 or less      18 2,210,850     0.39 122,825    477         67.50
====================================================================
====================================================================
500 - 509        12 1,117,342     0.20 93,112     503         75.90
====================================================================
====================================================================
510 - 519        26 2,340,139     0.41 90,005     514         72.33
====================================================================
====================================================================
520 - 529        92 9,301,402     1.64 101,102    525         73.32
====================================================================
====================================================================
530 - 539       117 12,553,808    2.21 107,298    534         76.25
====================================================================
====================================================================
540 - 549       184 21,824,058    3.84 118,609    544         76.22
====================================================================
====================================================================
550 - 559       170 21,041,843    3.70 123,776    555         78.30
====================================================================
====================================================================
560 - 569       248 31,609,182    5.56 127,456    565         81.48
====================================================================
====================================================================
570 - 579       252 32,188,446    5.66 127,732    574         83.42
====================================================================
====================================================================
580 - 589       275 35,087,518    6.17 127,591    584         80.53
====================================================================
====================================================================
590 - 599       252 32,172,901    5.66 127,670    594         81.20
====================================================================
====================================================================
600 - 609       355 49,182,409    8.65 138,542    605         82.73
====================================================================
====================================================================
610 - 619       353 50,941,379    8.96 144,310    614         84.65
====================================================================
====================================================================
620 - 629       307 47,699,916    8.39 155,374    624         83.09
====================================================================
====================================================================
630 - 639       302 47,838,439    8.41 158,405    634         83.71
====================================================================
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640 - 649       279 40,331,277    7.09 144,557    644         82.96
====================================================================
====================================================================
650 - 659       202 30,106,137    5.29 149,040    654         82.25
====================================================================
====================================================================
660 - 669       165 24,489,327    4.31 148,420    665         82.14
====================================================================
====================================================================
670 - 679       104 16,835,176    2.96 161,877    674         82.47
====================================================================
====================================================================
680 - 689        85 16,017,831    2.82 188,445    684         84.63
====================================================================
====================================================================
690 - 699        53 7,912,885     1.39 149,300    694         83.10
====================================================================
====================================================================
700 - 709        41 7,923,360     1.39 193,253    704         83.07
====================================================================
====================================================================
710 - 719        42 6,752,392     1.19 160,771    714         80.26
====================================================================
====================================================================
720 - 729        29 4,737,559     0.83 163,364    724         79.16
====================================================================
====================================================================
730 - 739        28 4,403,447     0.77 157,266    734         81.16
====================================================================
====================================================================
740 - 749        12 2,530,519     0.45 210,877    746         85.39
====================================================================
====================================================================
750 - 759        18 3,580,420     0.63 198,912    755         79.80
====================================================================
====================================================================
760 or           28 4,639,495     0.82 165,696    772         81.84
greater
====================================================================
====================================================================
TOTAL:        4,066 $568,646,40100.00% $139,854   617        81.83%
====================================================================